UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 11, 2008

Commission file number 001-32511

IHS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East

Englewood, CO 80112

(Address of principal executive offices)

(303) 790-0600

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

IHS Inc. (the “Company”) has announced that it is holding a call to discuss its change in reportable segments, a restructuring charge planned for the third quarter of this year, and an update to its full-year guidance.  The media release furnished as Exhibit 99.1 to this Form 8-K provides information on each topic and includes instructions for accessing the call.

The Company is furnishing information with this Form 8-K in order to provide investors with summary financial information and historical data that reflect the change in our reportable segments.  In May 2008, the Company announced upcoming changes in the management and operations of our business based on a geographically organized structure.  Consequently, this included a shift from two reportable segments (Energy and Engineering) to three regional reportable segments (Americas, EMEA, and APAC).  The financial reporting changes became effective on June 1, 2008.  Beginning with the quarter ending August 31, 2008, all financial statements will reflect the new reportable segments.

The Company will discuss this information on a previously announced call that is open to the public (see the media release furnished as Exhibit 99.1 to this Form 8-K).  Reportable segment information that will be referenced on that call is furnished as Exhibit 99.2 through Exhibit 99.4 to this Form 8-K.  Reconciliations of Non-GAAP financial measurements to GAAP financial measurements are furnished as Exhibit 99.5 to this Form 8-K.  The information in these exhibits, as well as any other information referenced on the call, will be available on our website (www.ihs.com).

While the change in reportable segments is being provided to investors with retrospective comparisons to historical financial statements, the Company has not in any way revised or restated its historical financial statements for any period.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1                           Media release dated August 11, 2008

99.2                           Segment revenue and operating income

99.3                           Consolidated revenue and cost of revenue

99.4                           Product and Service Revenue

99.5                           Reconciliations of Non-GAAP Financial Measurements to Most Directly Comparable GAAP Financial Measurements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: August 11, 2008	By:	/s/ Michael J. Sullivan
Michael J. Sullivan
Chief Financial Officer

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